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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 1, 2004


                                COUNTY BANC CORP.
             (Exact name of registrant as specified in its charter)


         MICHIGAN                  0-17482               38-0746239

(State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)         File Number)       Identification No.)


             83 W. NEPESSING ST., LAPEER, MI                 48446

        (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (810) 664-2977



         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.        REGULATION FD DISCLOSURE.

On September 1, 2004, County Banc Corp issued a press release announcing the declaration by its Board of Directors on August 18, 2004 of a cash dividend of $0.27 per common share. The common stock cash dividend is payable on September 30, 2004, to shareholders of record on September 16, 2004. The press release is attached as Exhibit No. 99 and is incorporated herein by reference.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER           EXHIBIT DESCRIPTION

99 Press Release of County Banc Corp, dated September 1, 2004, announcing declaration of a cash dividend on its common stock





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Dated:   September 1, 2004.     County Bank Corp.


                                By:      /s/ Joseph H. Black
                                         -------------------
                                         Joseph H. Black
                                         Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

99 Press Release of County Banc Corp, dated September 1, 2004, announcing declaration of a cash dividend on its common stock